Exhibit 10.1

AMENDMENT NO. 2 TO LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (the “Second Amendment”) is made and entered into as of October 2, 2003 by and between SUNLINK HEALTH SYSTEMS, INC. (“SunLink”), an Ohio corporation, as lender (the “Initial Lender”), and any lenders party hereto from time to time (collectively the “Lenders”), and HEALTHMONT, INC. (“HealthMont”), a Tennessee corporation, as borrower (the “Borrower”).

W I T N E S S E T H:

WHEREAS, SunLink and Borrower have entered into that certain Loan Agreement dated as of March 24, 2003, which was amended by an Amendment No. 1 To Loan Agreement dated as of July 30, 2003 (such Loan Agreement, as so amended is herein called the “Loan Agreement”); and

WHEREAS, SunLink and Borrower now desire to further amend the Loan Agreement by extending the Scheduled Maturity Date (as defined in the Loan Agreement) from December 31, 2004, to September 30, 2005;

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION (the receipt, sufficiency, and adequacy of which are hereby acknowledged), SunLink and Borrower agree as follows:

1. Amendment. The definition of the defined term “Scheduled Maturity Date” set forth in Section 1.01 on page 10 of the Loan Agreement is hereby amended and modified by replacing the date “December 31, 2004” with the date “September 30, 2005”.

2. No Other Amendments. No other amendments are being made to the Loan Agreement, except as those set forth above in Section 1 of this First Amendment. All of the other provisions of the Loan Agreement are hereby ratified and confirmed by the parties; and all of the provisions of the Loan Agreement, as amended by this Second Amendment are to continue and remain in full force and effect.

3. Governing Law. This Second Amendment is to be governed by, and construed and enforced in accordance with, the laws of the State of Georgia without regard to principles of conflicts of laws thereof.

[Signatures On Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered under seal, all as of the date first stated above.

BORROWER:

HEALTHMONT, INC.
(CORPORATE SEAL)

	By:	/s/ TIMOTHY S. HILL

Timothy S. Hill President and Chief Executive Officer

LENDER:

SUNLINK HEALTH SYSTEMS, INC.
(CORPORATE SEAL)

	By:	/s/ ROBERT M. THORNTON, JR.

Robert M. Thornton, Jr. Chief Executive Officer